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Exhibit 10.22

Execution Copy

FOURTH OMNIBUS AMENDMENT AGREEMENT

Among

MINERA SAN CRISTÓBAL, S.A.,
as Borrower

APEX SILVER MINES LIMITED,

APEX SILVER MINES SWEDEN AB,

APEX LUXEMBOURG S.A. R.L.,

APEX SILVER FINANCE LTD.,

APEX METALS MARKETING GmbH,

SUMITOMO CORPORATION,

SC MINERALS AKTIEBOLAG,

COMERCIAL METALES BLANCOS AB,

BNP PARIBAS,
as Administrative Agent

BARCLAYS CAPITAL,
as Technical Agent

CORPORACIÓN ANDINA DE FOMENTO,
as a Senior Lender

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent and Securities Intermediary,

THE SENIOR LENDERS PARTY HERETO

and

THE HEDGE BANKS PARTY HERETO

Dated as of December 12, 2008

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        This FOURTH OMNIBUS AMENDMENT AGREEMENT (this "Agreement"), dated as of December 12, 2008, is entered into among MINERA SAN CRISTÓBAL, S.A., a sociedad anónima organized under the laws of Bolivia (the "Borrower"), APEX SILVER MINES LIMITED, an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands ("ASM"), APEX SILVER MINES SWEDEN AB, a privat aktiebolag organized under the laws of Sweden ("Apex Sweden"), APEX LUXEMBOURG S.A. R.L., a société à responsabilité limitée organized under the laws of Luxembourg ("Apex Luxembourg"), APEX SILVER FINANCE LTD., an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands ("Apex Silver Finance"), APEX METALS MARKETING GmbH, a company with limited liability organized under the laws of Switzerland ("Apex Metals Marketing"), SUMITOMO CORPORATION, a corporation organized under the laws of Japan ("Sumitomo"), SC MINERALS AKTIEBOLAG, a privat aktiebolag organized under the laws of Sweden ("SC Minerals Sweden"), COMERCIAL METALES BLANCOS AB, a privat aktiebolag organized under the laws of Sweden ("Comercial Metales Blancos"), BNP PARIBAS, a banking institution organized under the laws of France, as Administrative Agent for the Secured Parties (the "Administrative Agent"), BARCLAYS CAPITAL, a division of Barclays Bank PLC, a public limited company organized under the laws of England and Wales, as Technical Agent (the "Technical Agent"), CORPORACIÓN ANDINA DE FOMENTO, a multilateral institution organized and existing pursuant to its Constitutive Agreement signed in Bogotá, Colombia on February 7, 1968, as a Senior Lender, JPMORGAN CHASE BANK, N.A., a national banking corporation as Collateral Agent (the "Collateral Agent") and as Securities Intermediary (the "Securities Intermediary"), the SENIOR LENDERS party hereto and the HEDGE BANKS party hereto.

RECITALS

        WHEREAS, the Borrower, Apex Sweden, Apex Metals Marketing, Apex Luxembourg, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos, the Administrative Agent, the Technical Agent, Corporación Andina de Fomento, the Collateral Agent, the Securities Intermediary, the Senior Lenders party thereto and the Hedge Banks party thereto are parties to the Common Security Agreement, dated as of December 1, 2005 (as amended and supplemented from time to time, the "Common Security Agreement");

        WHEREAS, pursuant to the Common Security Agreement and the other Transaction Documents, the Borrower and the other parties thereto agreed, among other things, to the terms and conditions for the financing of the Project;

        WHEREAS, the Borrower, the Sponsors and the Secured Parties have agreed on binding terms and conditions for the restructuring of the financing of the Project, as set forth in that certain term sheet dated December 12, 2008 (the "Lender Term Sheet"), the form of which is attached as Appendix A;

        WHEREAS, in anticipation of consummating such restructuring, the Borrower, Apex Silver Finance and the Hedge Banks wish to terminate all Mandatory Metals Hedge Agreements and all Mandatory Metals Hedge Transactions, and provide that no Mandatory Metals Hedge Agreement or Mandatory Metals Hedge Transaction shall hereafter be required by the Secured Parties, or otherwise required to be executed, maintained or pledged as collateral pursuant to any Transaction Document;

        WHEREAS, the Secured Parties are willing to approve such transactions and changes upon the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.01.    Defined Terms.    Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given thereto in the Common Security Agreement (including Appendix A thereto). As used in this Agreement, "Hedge Termination Documents" means this Agreement, the Lender Term Sheet, the Termination, Release and Settlement Agreement among Barclays Capital and the other parties thereto (in the form attached hereto as Appendix B), and the Termination, Release and Settlement Agreement among BNP Paribas and the other parties thereto (in the form attached hereto as Appendix C).

        Section 1.02.    Interpretation.    The rules of interpretation set forth in clauses (a) to (j) of Section 1.02 of the Common Security Agreement shall apply, with necessary changes, to this Agreement as if set forth in full in this Section 1.02.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

        Each of the Borrower, ASM, Apex Sweden, Apex Luxembourg, Apex Silver Finance, Apex Metals Marketing, Sumitomo, SC Minerals Sweden and Comercial Metales Blancos represents and warrants to the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties that:

        Section 2.01.    Authority.    It has all requisite organizational power and authority to enter into each Hedge Termination Document to which it is a party and to incur and perform its obligations provided for herein and therein.

        Section 2.02.    Consents and Approvals.    All Authorizations and Government Approvals which are necessary for (i) the execution and delivery by it of this Agreement and the other Hedge Termination Documents to which it is a party and (ii) the performance of its obligations hereunder and thereunder have been obtained and are in full force and effect.

        Section 2.03.    No Conflicts.    The execution, delivery and performance by it of each of the Hedge Termination Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not (i) violate any provision of its Organizational Documents, any Authorization, any Government Rule or any Government Approval applicable to it; (ii) conflict with, result in a breach of or constitute a default under any indenture or loan or credit agreement to which it is a party or by which it or its property may be bound or affected in any material respect; or (iii) result in, or create any Lien (other than Liens specifically permitted under the Financing Documents) upon or with respect to any of the properties now owned or hereafter acquired by it.

ARTICLE III

SECURED PARTY CONSENTS AND APPROVALS

        Section 3.01.    Consents and Approvals.    Subject only to execution of (i) this Agreement by all the parties named on the signature pages hereof and (ii) the other Hedge Termination Documents by all the parties named on the signature pages thereof, the Secured Parties consent (effective as of the date hereof) to:

        (a)   the amendments set forth in Article IV;

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        (b)   the termination of all Mandatory Metals Hedge Agreements and all Mandatory Metals Hedge Transactions;

        (c)   the release of all Apex Silver Finance Collateral (as defined in the Apex Silver Finance Cross-Guarantee and Security Agreement) and the termination of all security interests created by the Apex Silver Finance Cross-Guarantee and Security Agreement; and

        (d)   the release of all Mandatory Metals Hedge Agreements and Mandatory Metals Hedge Transactions (including all claims resulting from any failure or performance or compliance with any of the provisions of the Mandatory Metals Hedge Agreements) otherwise constituting Collateral for purposes of the Common Security Agreement or any other Financing Document, including pursuant to Section 3.02(g) of the Common Security Agreement, and the termination of all security interests created by any Security Document to the extent affecting such Collateral.

        Section 3.02.    Additional Hedge Collateral.    Subject only to execution of (i) this Agreement by all the parties named on the signature pages hereof and (ii) the other Hedge Termination Documents by all the parties named on the signature pages thereof, the Hedge Banks consent (as of the date hereof) to: (a) the termination of the Sumitomo Hedge Guarantees, and the Sumitomo Hedge Guarantees shall thereupon immediately terminate and Sumitomo shall be released from all liabilities and obligations thereunder; (b) the termination of the Hedge Guaranty, and the Hedge Guaranty shall thereupon immediately terminate and MSC shall be released from all liabilities and obligations thereunder; and (c) the termination of the ASM Cash Collateral Agreements and the release to ASM of any unreleased cash collateral provided by ASM thereunder to the extent such cash collateral is not otherwise required to be applied to the final settlement of the Mandatory Metals Hedge Transactions in accordance with the Hedge Termination Documents.

ARTICLE IV

AMENDMENTS

        Section 4.01.    Financing Documents.    Subject to Article III and effective as of the date hereof, the Secured Parties: (a) acknowledge and agree that no Mandatory Metals Hedge Agreement or Mandatory Metals Hedge Transaction shall hereafter be required by the Secured Parties, or otherwise required to be executed, maintained or pledged as collateral pursuant to any Transaction Document; (b) irrevocably and permanently waive any obligation of the Borrower, ASM, Apex Sweden, Apex Luxembourg, Apex Silver Finance, Apex Metals Marketing, Sumitomo, SC Minerals Sweden and Comercial Metales Blancos in respect of any Mandatory Metals Hedge Agreement or Mandatory Metals Hedge Transaction, arising from, under, or pursuant to, any Financing Document; (c) acknowledge and agree in furtherance of the foregoing, that each and every reference to any Mandatory Metals Hedge Agreement or Mandatory Metals Hedge Transaction, and any obligation in respect thereof, set forth in any Financing Document shall be deleted from such Financing Document; and (d) acknowledge and agree that each Hedge Bank shall have no obligation to share its Final Settlement Amount (as defined in the Termination, Release And Settlement Agreement to which such Hedge Bank is a party), which amounts shall not be subject to Section 14.07(a) of the Common Security Agreement, and that each Hedge Bank shall cease to be a party (in such capacity) to the Common Security Agreement and any other Financing Document.

ARTICLE V

MISCELLANEOUS

        Section 5.01.    Counterparts.    This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed

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counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 5.02.    Severability.    Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

        Section 5.03.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        Section 5.04.    Headings.    Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

        Section 5.05.    Waivers; Amendment.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified without the consent of each of the parties hereto.

        Section 5.06.    Limited Agreement.    The amendments, waivers and consents set forth in this Agreement are limited in effect, shall apply only as expressly set forth herein and shall not constitute or be deemed to be an amendment or waiver of any other provision of, or a consent to any action limited by, any Financing Document, each of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        Section 5.07.    Authorizations.    Each of the Senior Lenders and Hedge Banks hereby authorizes the Administrative Agent, the Collateral Agent and the Technical Agent to execute and deliver this Agreement and each of the agreements substantially in the forms attached hereto to which they are required to be a party.

[The remainder of this page intentionally left blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as the day and year first above written.

MINERA SAN CRISTÓBAL, S.A.
By:	/s/ Jeffrey G. Clevenger Name: Jeffrey G. Clevenger Title: President and Director
APEX SILVER MINES LIMITED
By:	/s/ Jeffrey G. Clevenger Name: Jeffrey G. Clevenger Title: President and Executive Officer
APEX SILVER MINES SWEDEN AB
By:	/s/ Gerald J. Malys Name: Gerald J. Malys Title: Deputy Director

APEX LUXEMBOURG S.A. R.L.
By:	/s/ Gerald J. Malys Name: Gerald J. Malys Title: Manager
APEX SILVER FINANCE LTD.
By:	/s/ Robert P. Vogels Name: Robert P. Vogels Title: Vice President

APEX METALS MARKETING GmbH
By:	/s/ Robert P. Vogels Name: Robert P. Vogels Title: Vice President
SUMITOMO CORPORATION
By:	/s/ Akira Takeuchi Name: Akira Takeuchi Title: Corporate Officer
SC MINERALS AKTIEBOLAG
By:	/s/ Akira Takeuchi Name: Akira Takeuchi Title: Director and Chairman of the Board
COMERCIAL METALES BLANCOS AB
By:	/s/ Akira Takeuchi Name: Akira Takeuchi Title: Director and Chairman of the Board

BNP PARIBAS as Administrative Agent
By:	/s/ Jeffrey Stufsky Name: Jeffrey Stufsky Title: Managing Director
By:	/s/ William Davidson Name: William Davidson Title: Managing Director
BARCLAYS CAPITAL as Technical Agent
By:	/s/ Grant Willis Name: Grant Willis Title: Managing Director
JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:	/s/ Evangelos Ntavos Name: Evangelos Ntavos Title: Vice President
JPMORGAN CHASE BANK, N.A., as Securities Intermediary
By:	/s/ Evangelos Ntavos Name: Evangelos Ntavos Title: Vice President

CORPORACIÓN ANDINA DE FOMENTO, as a Senior Lender
By:	/s/ Luis Enrique Berrizbeitia Name: Luis Enrique Berrizbeitia Title: Acting Executive President
BARCLAYS BANK PLC, as a Senior Lender
By:	/s/ Grant Willis Name: Grant Willis Title: Managing Director
BNP PARIBAS, as a Senior Lender
By:	/s/ Jeffrey Stufsky Name: Jeffrey Stufsky Title: Managing Director
By:	/s/ William Davidson Name: William Davidson Title: Managing Director
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Senior Lender
By:	/s/ C. Theodore Wolf Name: C. Theodore Wolf Title: Director, Lending Services

KFW, as a Senior Lender
By:	/s/ Dawko-Schellhaas Name: Dawko-Schellhaas Title: Senior Vice President
By:	/s/ Simone Thrun Name: Simone Thrun Title: SPH
NATIXIS, New York Branch, as a Senior Lender
By:	/s/ Amit Roy Name: Amit Roy Title: Director
By:	/s/ Steven Yoon Name: Steven Yoon Title Director
CATERPILLAR FINANCIAL SERVICES (UK) LTD., as a Senior Lender
By:	/s/ John L. Jones Name: John L. Jones Title: Credit Manager

N M ROTHSCHILD & SONS LIMITED, as a Senior Lender
By:	/s/ Derek McCrone Name: Derek McCrone Title: Director
By:	/s/ Nicholas Wood Name: Nicholas Wood Title: Director
EXPORT DEVELOPMENT CANADA, as a Senior Lender
By:	/s/ Arturo Polisena Name: Arturo Polisena Title: Risk Policy Manager
By:	/s/ H. Clysdale Name: H. Clysdale Title: Sr. CRM
FORTIS CAPITAL CORP., as a Senior Lender
By:	/s/ Kerri L. Fox Name: Kerri L. Fox Title: Managing Director
By:	/s/ Harry T. Nullet Name: Harry T. Nullet Title: Director

NORDKAP BANK AG, as a Senior Lender
By:	/s/ Jeffrey P. Riopelle Name: Jeffrey P. Riopelle Title: SVP
By:	/s/ Simona Kugler Name: Simona Kugler Title Portfolio Manager
FIRSTRAND (IRELAND) PLC, as a Senior Lender
By:	/s/ Stephen Peters Name: Stephen Peters Title: Authorised Signatory
By:	/s/ Emma Brady Name: Emma Brady Title: Authorised Signatory

BARCLAYS BANK PLC, as a Hedge Bank
By:	/s/ Grant Willis Name: Grant Willis Title: Managing Director
BNP PARIBAS, as a Hedge Bank
By:	/s/ Jeffrey Stufsky Name: Jeffrey Stufsky Title: Managing Director
By:	/s/ William Davidson Name: William Davidson Title: Managing Director

QuickLinks

  Exhibit 10.22 Execution Copy
FOURTH OMNIBUS AMENDMENT AGREEMENT
TABLE OF CONTENTS
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II REPRESENTATIONS AND WARRANTIES
ARTICLE III SECURED PARTY CONSENTS AND APPROVALS
ARTICLE IV AMENDMENTS
ARTICLE V MISCELLANEOUS